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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report dated October 12, 2000 on the supplemental consolidated financial statements of Asia Global Crossing Ltd. (and to all references to our Firm) included in or incorporated by reference in this Registration Statement on Form S-4.

/s/ Arthur Andersen

January 9, 2001
Hamilton, Bermuda